UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report

(Date of earliest event reported): February 18, 2016

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

550 South Tryon Street, Charlotte, North Carolina, 28202

(Address of principal executive offices, including zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 18, 2016, Duke Energy Corporation (the “Company”) issued a news release announcing its financial results for the fourth quarter ended December 31, 2015. A copy of this news release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being furnished pursuant to this Item 2.02.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with certain awards that may be granted from time to time by the Company under the Duke Energy Corporation 2015 Long-Term Incentive Plan, the Company is filing the Performance Award Agreement and Restricted Stock Unit Award Agreement attached as Exhibits 10.1 and 10.2, respectively, and incorporated by reference into this Item 5.02 as though fully set forth herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	Performance Award Agreement

10.2	Restricted Stock Unit Award Agreement

99.1	News Release issued by Duke Energy Corporation on February 18, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE ENERGY CORPORATION

/s/ BRIAN D. SAVOY
Brian D. Savoy
Senior Vice President, Chief Accounting Officer and Controller

Dated: February 18, 2016

EXHIBIT INDEX

Exhibit	Description

10.1	Performance Award Agreement

10.2	Restricted Stock Unit Award Agreement

99.1	News Release issued by Duke Energy Corporation on February 18, 2016